Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
(4)	Discontinued Operations

During 2011, the Company sold seven liftboats for approximately $22.3 million, net of commissions, resulting in a pre-tax gain of approximately $8.6 million for the year ended December 31, 2011. In December 2010, the Company sold one liftboat for approximately $5.4 million, inclusive of a $0.1 million receivable, resulting in a pre-tax gain of approximately $1.1 million for the year ended December 31, 2010. In 2009, the Company sold four liftboats for approximately $7.7 million resulting in a pre-tax gain of approximately $2.1 million for the year ended December 31, 2009. The gains from these sales are included within income (loss) from discontinued operations on the consolidated statement of operations for each respective period.

Subsequent Events

On February 15, 2012, the Company sold a derrick barge to a marine construction company based in India. The Company received proceeds of $44.5 million, inclusive of selling costs. The Company recorded a pre-tax loss of approximately $3.1 million, inclusive of approximately $9.7 million of goodwill, in the first quarter of 2012 in connection with this sale. The operations of this derrick barge have been reported within income (loss) from discontinued operations within the Subsea and Well Enhancement Segment for all periods presented.

On March 30, 2012, the Company sold the 18 liftboats and related assets that comprised its Marine segment. The Company received cash proceeds of approximately $141.4 million, inclusive of estimated working capital, subject to adjustment, and selling costs. At December 31, 2011, the Company had outstanding $12.5 million in U.S. Government guaranteed long-term financing, which is administered by the Maritime Administration, for two liftboats. The Company repaid this facility in the first quarter of 2012 in connection with the sale of its Marine segment. During the fourth quarter of 2011, the Company wrote off approximately $46.1 million of long lived assets and goodwill in order to approximate the segment’s indicated fair value. Additionally, the Company recorded a pre-tax loss at the time of sale of approximately $10.0 million for various expenses, including commissions, separation agreements and losses on the extinguishment of debt. The sale of these assets constituted the entire Marine segment as defined in the segment disclosure (see note 11). The operations of the former Marine segment have been reported within income (loss) from discontinued operations on the consolidated statement of operations for all periods presented.

The following table summarizes the components of income (loss) from discontinued operations, net of tax for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	2011	2010	2009
Revenues	$105,834	$118,573	$128,659

Income (loss) from discontinued operations before income tax	(32,051)	(7,558)	26,724
Income tax expense (benefit)	(9,083)	(2,505)	9,825
Gain on disposition, net of tax of $2,425, $359 and $766 in 2011, 2010 and 2009, respectively.	6,133	724	1,318

Income (loss) from discontinued operations, net of tax	$(16,835)	$(4,329)	$18,217

The following table presents the assets and liabilities of these disposal groups at December 31, 2011 and 2010 (in thousands):

	2011	2010
Accounts receivable, net	$16,342	$30,265
Prepaid expenses	1,900	1,403
Inventory and other current assets	2,371	11,521

Current assets of discontinued operations	$20,613	$43,189

Property, plant and equipment, net	170,222	229,600
Goodwill	9,740	20,595
Intangible and other long-term assets, net	3,875	7,784

Long-term assets of discontinued operations	$183,837	$257,979

Accounts payable	$1,231	$3,204
Accrued expenses	13,421	15,068
Current maturities of long-term debt	810	810

Current liabilities of discontinued operations	$15,462	$19,082

Long-term debt	$11,736	$12,546